UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported) December 16, 2004
                                                        -----------------



                       TAKE-TWO INTERACTIVE SOFTWARE, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                     0-29230                  51-0350842
----------------------------    -------------------     -----------------------
(State or other jurisdiction        (Commission            (I.R.C. Employer
     of incorporation)              File Number)          Identification No.)



              622 Broadway, New York, New York                  10012
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         (Address of principal executive offices)             (Zip code)


       Registrant's telephone number, including area code: (646) 536-2842




                                 Not Applicable
--------------------------------------------------------------------------------
           Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 140.14D-2(b))

[ ] Pre-commencement communications pursuant to Rule 13c-4(C) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 2.02  Results of Operations and Financial Condition.


     On December 16, 2004 Take-Two Interactive Software, Inc. (the "Company") issued a news release reporting the earnings results of the Company for its fiscal quarter and year ended October 31, 2004. A copy of the news release is attached to this Current Report as Exhibit 99.1.

     The information in this Current Report on Form 8-K, including the exhibit included herewith, is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01  Financial Statements and Exhibits

           (c)      Exhibits

           99.1 Press Release dated December 16, 2004 relating to Take-Two Interactive Software, Inc.'s financial results for the fourth fiscal quarter and year ended October 31, 2004.

                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TAKE-TWO INTERACTIVE SOFTWARE, INC.

Date:  December 17, 2004                    By: /s/ Karl H. Winters
                                                ---------------------------
                                                Karl H. Winters
                                                Chief Financial Officer

                               INDEX TO EXHIBITS
                               -----------------

         Exhibit No.                Description

             99.1 Press Release dated December 16, 2004 relating to Take-Two Interactive Software, Inc.'s financial results for the fourth fiscal quarter and year ended October 31, 2004.